EXHIBIT A

              AGREEMENT TO FILE JOINT SCHEDULE 13D/A


     We agree, in accordance with SEC Rule 13d-1(f)(1)(iii), that the Amendment No. 1 to Schedule 13D, to which this agreement is attached as an exhibit, is filed on behalf of each of us.

March 14, 1997                      Arthur W. Skotdal
(Date)                              (Signature)

March 14, 1997                      Andrew P. Skotdal
(Date)                              (Signature)

March 14, 1997                      Craig G. Skotdal
(Date)                              (Signature)